EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Vanguard Index Funds
File Number: 811-2652
Registrant CIK Number: 0000036405


Items 72, 73 and 74

     Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72 through 74 completely, the Registrant has set forth in their entirety the complete responses to the indicated Items or Sub-Items below, in accordance with verbal instructions provided to the Registrant by the staff of the Commission on September 20, 2002, and September 23, 2002.


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Series 1 SEC Identifier S000002839 500 Index Trust
Class 1 SEC Identifier C000007773
Class 2 SEC Identifier C000007774
Class 3 SEC Identifier C000092055
Class 4 SEC Identifier C000170274


Items 74A-75B

71C-$241,808,580
74A-$0
74C-$0
74F-$281,656,436
74I-$0
74J-$0
74L-$0
74N-$283,831,817
74O-$0
74P-$0
74R4-$0
74T-$282,566,005
75B-242,719,121



Item 72DD

1. Total Income dividends for which record date passed during the period                                           $530,428
2. Dividends for a second class of open-end company shares                                                         $3,539,036
3. Dividends for a third class of open-end company shares                                                          $1,047,723
4. Dividends for a fourth class of open-end company shares                                                         $141,449


Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $3.976
        2. Dividends from a second class of open-end company shares                                                 $4.169
        3. Dividends from a third class of open-end company shares                                                  $4.138
        4. Dividends for a fourth class of open-end company shares                                                  $1.179


Item 74

U)      1. Number of shares outstanding                                                                             129,019
        2. Number of shares outstanding for a second class of shares of open-end company shares                     878,703
        3. Number of shares outstanding for a third class of shares of open-end company shares                      276,338
        4. Dividends for a fourth class of open-end company shares                                                  162,203


V)      1. Net asset value per share (to the nearest cent)                                                          206.57
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                206.57
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 205.00
        4. Dividends for a fourth class of open-end company shares                                                  109.45





Series 2 SEC Identifier S000002841 Extended Market Index
Class 1 SEc Identifier C000007779
Class 2 SEC Identifier C000007780
Class 3 SEC Identifier C000007781
Class 5 SEC Identifier C000096110
Class 5 SEC Identifier C000007782
Class 6 SEC Identifier C000170275

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $27,910
2. Dividends for a second class of open-end company shares                                                          $221,549
3. Dividends for a third class of open-end company shares                                                           $148,548
4. Dividends for a fourth class of open-end company shares                                                          $222,007
5. Dividends for a fifth class of open-end company shares                                                           $61,739
6. Dividends for a Sixth class of open-end company shares							    $37,670

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.951
        2. Dividends from a second class of open-end company shares                                                 $1.040
        3. Dividends from a third class of open-end company shares                                                  $1.053
        4. Dividends for a fourth class of open-end company shares                                                  $2.613
        5. Dividends for a fifth class of open-end company shares                                                   $1.371
     	6. Dividends for a sixth class of open-end company shares                                                   $1.058

Item 74

U)      1. Number of shares outstanding                                                                             27,782
        2. Number of shares outstanding for a second class of shares of open-end company shares                     217,672
        3. Number of shares outstanding for a third class of shares of open-end company shares                      145,126
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     75,390
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                      45,765
	6. Number of shares outstanding for a sixth class of shares of open-end company shares                      44,733

V)      1. Net asset value per share (to the nearest cent)                                                          72.76
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                72.72
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 72.72
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                179.47
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)                 95.86
	6. Net asset value per share of a sixth class open-end company shares (to the nearest cent)                 116.85

Series 3 SEC Identifier S000002848 Total Stock Market Index
Class 1 SEC Identifier C000007805
Class 2 SEC Identifier C000007806
Class 3 SEc Identifier C000007807
Class 4 SEC Identifier C000155407
Class 5 SEC Identifier C000007808
Class 6 SEC Identifier C000170276

Items 74A-75B

71C- $438,991,873
74A- $0
74C- $0
74E- $0
74F- $496,147,408
74I- $0
74J- $0
74L- $0
74N- $501-275,607
74O- $0
74P- $0
74R4-$0
74T- $498,451,932
75B- $440,969,702

Item 72DD

1. Total Income dividends for which record date passed during the period                                           $1,930,782
2. Dividends for a second class of open-end company shares                                                         $2,820,690
3. Dividends for a third class of open-end company shares                                                          $1,428,815
4. Dividends for a fourth class of open-end company shares                                                         $1,567,690
5. Dividends for a fifth class of open-end company shares							   $1,282,510
6. Dividends for a sixth class of open-end company shares							   $66,263

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $1.024
        2. Dividends from a second class of open-end company shares                                                 $1.078
        3. Dividends from a third class of open-end company shares                                                  $1.083
        4. Dividends for a fourth class of open-end company shares                                                  $2.046
	5. Dividends for a fifth class of open-end company shares						    $2.215
        6. Dividends for a sixth class of open-end company shares                                                   $1.229

Item 74

U)      1. Number of shares outstanding    									  1,853,896
        2. Number of shares outstanding for a second class of shares of open-end company shares                   2,703,472
        3. Number of shares outstanding for a third class of shares of open-end company shares                    1,416,357
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   808,394
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			  606,641
        6. Number of shares outstanding for a sixth class of shares of open-end company shares			  77,426

V)      1. Net asset value per share (to the nearest cent)                                                  	  56.06
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	  56.08
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	  56.09
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	  105.18
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		  115.21
        5. Net asset value per share of a sixth class open-end company shares (to the nearest cent)		  110.37

Series 4 SEC Identifier S000002840 Value Index
Class 1 SEC Identifier C000007775
Class 2 SEC Identifier C000007776
Class 3 SEC Identifier C000007777
Class 4 SEC Identifier C000007778

Item 72DD

1. Total Income dividends for which record date passed during the period                                        $36,182
2. Dividends for a second class of open-end company shares                                                      $309,973
3. Dividends for a third class of open-end company shares                                                       $206,990
4. Dividends for a fourth class of open-end company shares                                                      $607,079
Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                 $0.845
        2. Dividends from a second class of open-end company shares                                             $0.887
        3. Dividends from a third class of open-end company shares                                              $0.890
        4. Dividends for a fourth class of open-end company shares                                              $2.273

Item 74

U)      1. Number of shares outstanding   									43,801
        2. Number of shares outstanding for a second class of shares of open-end company shares                 370,537
        3. Number of shares outstanding for a third class of shares of open-end company shares                  239,711
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                 292,088

V)      1. Net asset value per share (to the nearest cent)                                                  	36.24
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	36.23
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	36.23
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	92.87

Series 5 SEC Identifier S000002842 Growth Index
Class 1 SEC Identifier C000007783
Class 2 SEc Identifier C000007784
Class 3 SEc Identifier C000007785
Class 4 SEC Identifier C000007786

Item 72DD

1. Total Income dividends for which record date passed during the period                                         $38,216
2. Dividends for a second class of open-end company shares                                                       $251,588
3. Dividends for a third class of open-end company shares                                                        $135,867
4. Dividends for a fourth class of open-end company shares							 $308,113

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                  $0.728
        2. Dividends from a second class of open-end company shares                                              $0.796
        3. Dividends from a third class of open-end company shares                                               $0.801
        4. Dividends for a fourth class of open-end company shares						 $1.547
Item 74

U)      1. Number of shares outstanding										 51,262
        2. Number of shares outstanding for a second class of shares of open-end company shares                  324,863
        3. Number of shares outstanding for a third class of shares of open-end company shares                   169,829
        4. Number of shares outstanding for a fourth class of shares of open-end company shares			 206,956

V)      1. Net asset value per share (to the nearest cent)                                                  	57.32
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	57.31
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	57.31
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)		111.33

Series 6 SEC Identifier S000002845 Small Cap Index
Class 1 SEc Identifier C000007795
Class 2 SEc Identifier C000007796
Class 3 SEc Identifier C000007797
Class 4 SEc Identifier C000007798
Class 5 SEC Identifier C000096112

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $62,250
2. Dividends for a second class of open-end company shares                                                        $399,294
3. Dividends for a third class of open-end company shares                                                         $189,498
4. Dividends for a fourth class of open-end company shares                                                        $227,380
5. Dividends for a fifth class of open-end company shares							  $120,494

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $0.857
        2. Dividends from a second class of open-end company shares                                               $0.923
        3. Dividends from a third class of open-end company shares                                                $0.929
        4. Dividends for a fourth class of open-end company shares                                                $1.930
        5. Dividends for a fifth class of open-end company shares                                                 $2.703

Item 74

U)      1. Number of shares outstanding                                                                           71,269
        3. Number of shares outstanding for a second class of shares of open-end company shares                   449,721
        4. Number of shares outstanding for a third class of shares of open-end company shares                    210,959
        5. Number of shares outstanding for a fourth class of shares of open-end company shares                   125,314
	6. Number of shares outstanding for a fifth class of shares of open-end company shares 			  45,322

V)      1. Net asset value per share (to the nearest cent)                                                        61.75
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              61.77
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               61.77
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)              128.90
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)               178.28


Series 7 SEC Identifier S000002844 Mid Cap Index
Class 1 SEC Identifier C000007791
Class 2 SEC Identifier C000007792
Class 3 SEc Identifier C000007793
Class 4 SEC Identifier C000096111
Class 5 SEC Identifier C000007794


Item 72DD

1. Total Income dividends for which record date passed during the period                                            $56,675
2. Dividends for a second class of open-end company shares                                                          $419,571
3. Dividends for a third class of open-end company shares                                                           $205,760
4. Dividends for a fourth class of open-end company shares                                                          $172,852
5. Dividends for a fifth class of open-end company shares                                                           $229,269


Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.480
        2. Dividends from a second class of open-end company shares                                                 $2.362
        3. Dividends from a third class of open-end company shares                                                  $0.524
        4. Dividends for a fourth class of open-end company shares                                                  $2.608
	5. Dividends for a fifth class of open-end company shares                                                   $1.907

Item 74

U)      1. Number of shares outstanding                                                                           115,192
        2. Number of shares outstanding for a second class of shares of open-end company shares                   183,223
        3. Number of shares outstanding for a third class of shares of open-end company shares                    403,958
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   64,303
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                    125,761

V)      1. Net asset value per share (to the nearest cent)                                                        35.92
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              162.94
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               35.99
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)              177.51
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)               131.55


Series 8 SEC Identifier S000002847 Small Cap Value Index
Class 1 SEC Identifier C000007802
Class 2 SEC Identifier C000105305
Class 3 SEc Identifier C000007803
Class 4 SEc Identifier C000007804


Item 72DD

1. Total Income dividends for which record date passed during the period                                          $38,162
2. Dividends for a second class of open-end company shares                                                        $156,336
3. Dividends for a third class of open-end company shares                                                         $51,718
4. Dividends for a fourth class of open-end company shares					                  $160,038
Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $.482
        2. Dividends from a second class of open-end company shares                                               $.919
        3. Dividends from a third class of open-end company shares                                                $.514
	4. Dividends from a fourth class of open-end company shares						  $2.138
Item 74

U)      1. Number of shares outstanding                                                                           81,284
        2. Number of shares outstanding for a second class of shares of open-end company shares                   182,205
        3. Number of shares outstanding for a third class of shares of open-end company shares                    99,200
	4. Number of shares outstanding for a fourth class of shares of open-end company shares			  83,032

V)      1. Net asset value per share (to the nearest cent)                                                        29.00
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              51.97
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               29.05
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)		  120.95


Series 9 SEC Identifier S000002846 Small Cap Growth Index
Class 1 SEC Identifier C000007799
Class 2 SEC Identifier C000105304
Class 3 SEc Identifier C000007800
Class 4 SEC Identifier C000007801


Item 72DD

1. Total Income dividends for which record date passed during the period                                          $18,600
2. Dividends for a second class of open-end company shares                                                        $70,685
3. Dividends for a third class of open-end company shares                                                         $33,048
4. Dividends for a fourth class of ope-end company shares							  $54,924

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $.362
        2. Dividends from a second class of open-end company shares                                               $.505
        3. Dividends from a third class of open-end company shares                                                $.408
	4. Dividends from a fourth class of open-end company shares					          $1.439

Item 74

U)      1. Number of shares outstanding                                                                           49,417
        2. Number of shares outstanding for a second class of shares of open-end company shares                   142,080
        3. Number of shares outstanding for a third class of shares of open-end company shares                    79,224
	4. Number of shares outstanding for a fourth class of shares of open-end company shares			  40,037

V)      1. Net asset value per share (to the nearest cent)                                                        37.43
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              46.79
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               37.47
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)		  133.07

Series 10 SEC Identifier S000002843 Large-Cap Index
Class 1 SEC Identifier C000007787
Class 2 SEC Identifier C000007788
Class 3 SEC Identifier C000007789
Class 4 SEC Identifier C000007790


Item 72DD

1. Total Income dividends for which record date passed during the period                                          $7,448
2. Dividends for a second class of open-end company shares                                                        $79,259
3. Dividends for a third class of open-end company shares                                                         $17,725
4. Dividends for a fourth class of open-end company shares                                                        $158,127


Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $0.771
        2. Dividends from a second class of open-end company shares                                               $1.021
        3. Dividends from a third class of open-end company shares                                                $4.224
        4. Dividends from a fourth class of open-end company shares                                               $2.022

Item 74

U)      1. Number of shares outstanding                                                                             9,693
        2. Number of shares outstanding for a second class of shares of open-end company shares                     79,968
        3. Number of shares outstanding for a third class of shares of open-end company shares                      4,382
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     82,800

V)      1. Net asset value per share (to the nearest cent)                                                           41.31
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 51.65
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	    212.59
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	    102.27


Series 11 SEC Identifier S000012756 Mid-Cap Growth Index
Class 1 SEC Identifier C000034427
Class 2 SEC Identifier C000105306
Class 3 SEC Identifier C000034428

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $3,384
2. Dividends for a second class of open-end company shares                                                        $30,635
3. Dividends for a third class of open-end company shares                                                         $28,444

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $0.289
        2. Dividends from a second class of open-end company shares                                               $0.369
        3. Dividends from a third class of open-end company shares                                                $0.861


Item 74

U)      1. Number of shares outstanding                                                                             11,085
        2. Number of shares outstanding for a second class of shares of open-end company shares                     86,310
        3. Number of shares outstanding for a third class of shares of open-end company shares                      33,863


V)      1. Net asset value per share (to the nearest cent)                                                           41.52
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 45.46
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	     105.60



Series 12 SEC Identifier S000012757 Mid Cap Value Index
Class 1 SEC Identifier C000034429
Class 2 SEC Identifier C000105307
Class 3 SEC Identifier C000034430


Item 72DD

1. Total Income dividends for which record date passed during the period                                            $11,952
2. Dividends for a second class of open-end company shares                                                          $103,729
3. Dividends for a third class of open-end company shares                                                           $112,242


Item 7389

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.691
        2. Dividends from a second class of open-end company shares                                                 $0.963
        3. Dividends from a third class of open-end company shares                                                  $1.862

Item 74

U)      1. Number of shares outstanding                                                                           17,411
        2. Number of shares outstanding for a second class of shares of open-end company shares                   118,260
        3. Number of shares outstanding for a third class of shares of open-end company shares                    65,723


V)      1. Net asset value per share (to the nearest cent)                                                        38.24
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              50.31
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               97.12



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